Goodwill and Intangibles	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangibles
Goodwill and Intangibles
Prior to the June 2013 announcement of the divestiture of our OrthoRecon business, our chief executive officer, who is our chief operating decision maker, managed our operations as two reportable business segments: Extremities and OrthoRecon. Following this announcement, all historical operating results for the OrthoRecon segment were reflected within discontinued operations in the consolidated financial statements. We determined that we had three reporting units for purposes of evaluating goodwill for impairment: 1) BioMimetic business; 2) Continuing Operations (BioExtremities) business, excluding the BioMimetic business; and 3) Discontinued Operations (OrthoRecon) business.
During the first quarter of 2014, our management, including our chief executive officer, who is our chief operating decision maker, began managing our operations as three operating segments: U.S., International and BioMimetic (international sales and associated expenses for Augment® products are included within the International segment), based on management's change to the way it monitors performance, aligns strategies, and allocates resources. We determined that each of these operating segments represented a reportable segment. This change in segment reporting has also resulted in a change in reporting units for goodwill impairment measurement purposes. We determined that each operating segment represents a reporting unit, and we subsequently performed a goodwill impairment analysis, resulting in the reallocation of goodwill of $92.1 million, $24.7 million and $1.4 million to the U.S., International and BioMimetic reporting units, respectively. The goodwill allocated to each reporting unit was based on the relative fair value of each of our reporting units as of the date of impairment analysis (January 1, 2014). Upon completion of this analysis, we determined that the fair value of our reporting units exceeded their carrying values and, therefore, no impairment charge was necessary.
Changes in the carrying amount of goodwill occurring during the year ended December 31, 2013, are as follows (in thousands):

	U.S.	International	BioMimetic	Total
Goodwill at December 31, 2012	$25,551	$6,863		$32,414
Goodwill associated with acquisitions		60,796	138,244	$199,040
Goodwill impairment	—	—	(114,997)	$(114,997)
Foreign currency translation		1,806		$1,806
Change in reportable segment allocation[1]	66,583	(44,719)	(21,864)	$—
Goodwill at December 31, 2013	$92,134	$24,746	$1,383	$118,263

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1	This line item represents the goodwill allocation adjustment based on the relative fair value of each reporting unit as of the date of impairment analysis.
The components of our identifiable intangible assets, net are as follows (in thousands):

	December 31, 2013		December 31, 2012
	Cost	Accumulated Amortization	Cost	Accumulated Amortization
Indefinite life intangibles:
IPRD technology	$4,266		$278
Trademarks	4,121		1,658
Total indefinite life intangibles	8,387		1,936

Finite life intangibles:
Distribution channels	250	$233	1,250	$436
Completed technology	16,714	5,702	9,781	4,243
Licenses	3,633	1,303	3,668	1,056
Customer relationships	15,578	2,371	3,788	1,799
Trademarks	2,364	1,098	1,316	922
Non-compete agreements	5,660	3,155	7,314	2,729
Other	771	75	2,171	1,355
Total finite life intangibles	44,970	$13,937	29,288	$12,540

Total intangibles	53,357		31,224
Less: Accumulated amortization	(13,937)		(12,540)
Intangible assets, net	$39,420		$18,684

During year ended December 31, 2013, we terminated a distribution agreement and therefore recorded a $0.4 million asset impairment charge. Additionally, as a result of lower-than-projected cash flows related to completed technology acquired in our 2011 CCI acquisition, we recognized an impairment charge of approximately $0.6 million. These charges were calculated by comparing the fair value to the carrying value of the intangible. The impairment loss was recorded for the amount by which the carrying value exceeded the fair value, and is included within Amortization of intangible assets in the consolidated statement of operations.
During the year ended December 31, 2013, we received a not approvable letter from the FDA in response to our Pre-Market Approval application for Augment® Bone Graft for use as an alternative to autograft in hindfoot and ankle fusion procedures. Following our announcement regarding the receipt of this letter, the market value of the CVRs issued in connection with the BioMimetic acquisition decreased significantly. Holders of CVRs are entitled to be paid the contingent consideration from the BioMimetic acquisition, specifically upon FDA approval of Augment® Bone Graft, and subsequently upon the achievement of certain revenue milestones. FASB ASC 350-30-35-18 requires companies to evaluate for impairment intangible assets not subject to amortization, such as our IPRD assets, if events or changes in circumstances indicate than an asset might be impaired. Further, FASB ASC 350-20-35-30 requires companies to evaluate goodwill for impairment between annual impairment tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. In response to our announcement of the receipt of the FDA not approvable letter, the market value of the CVRs declined significantly due to a decreased market perception of the likelihood of FDA approval of Augment® Bone Graft. Because the probability of such FDA approval is a significant input in the valuation of the BioMimetic reporting unit and related intangible assets, management determined that our goodwill and intangible assets acquired in the BioMimetic acquisition were more likely than not impaired, and therefore required a quantitative impairment test.

We updated our discounted cash flow valuation model for the BioMimetic acquisition based on probability weighted estimates of revenues and expenses, related cash flows and the discount rate used in the model. The probabilities used in the model were based on the fair value of the CVRs as of September 30, 2013. Based on this discounted cash flow valuation model, we determined that the fair value of the IPRD, tradename and non-compete agreement assets as of September 30, 2013 were less than their respective carrying values as of such date, and the fair value of the BioMimetic reporting unit as of September 30, 2013 was less than its carrying value as of such date (after consideration of the reduced value of the intangible assets). Therefore, we recognized an intangible impairment charge of approximately $88.1 million and a goodwill impairment charge of $115.0 million in the year ended December 31, 2013 for the amount by which the carrying value of these assets exceeded the fair value using Level 3 inputs. These charges are included within “BioMimetic impairment charges” on our consolidated statement of operations.
We have filed an appeal with the FDA regarding its decision. On October 31, 2013, the FDA notified us it has elected to convene a Dispute Resolution Panel to consider the scientific issues in dispute before making a decision on our appeal. While we believe our appeal has strong merits, we were required to evaluate assets associated with the BioMimetic acquisition for impairment.
Based on the total finite life intangible assets held at December 31, 2013, we expect to amortize approximately $6.9 million in 2014, $4.6 million in 2015, $3.5 million in 2016, $3.1 million in 2017, and $2.4 million in 2018. This does not include amortization associated with any intangible assets acquired in 2014 (see Note 22).